Exhibit 99.1

This news release constitutes a “designated news release” for the purposes of Canopy Growth’s prospectus supplement dated August 29, 2025 to its short form base shelf prospectus dated June 5, 2024

All financial amounts in this press release are expressed in Canadian dollars.

Canopy Growth Completes Acquisition of MTL Cannabis

Creating Canada’s Leading Medical Cannabis Business By Revenue

Strengthens Canopy Growth’s core Canadian platform, providing additional high-quality flower to support international growth

Expected run-rate synergies of approximately $10 million within 18 months

Canopy Growth’s leadership team and operational depth strengthened through addition of MTL management team members

SMITHS FALLS, ON — March 16, 2026 — Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC) and MTL Cannabis Corp. (“MTL Cannabis” or “MTL”) (CSE: MTLC) (OTCQX: MTLNF) today announced the completion of the previously announced arrangement (the “Arrangement”), whereby, among other things, Canopy Growth has acquired all of the issued and outstanding common shares of MTL (the “MTL Shares”).

The combined company establishes Canada’s leading medical cannabis platform and strengthens Canopy Growth’s broader business through expanded premium flower supply, enhanced operating execution and ability to meet demand in regulated international medical markets, including Europe. Additionally, the integration of a profitable, cash-generating business supports the Company’s objective of achieving positive adjusted EBITDA during fiscal 2027.

“The acquisition of MTL is a defining step forward in strengthening Canopy Growth’s core Canadian business and advancing our path toward sustainable profitability,” said Luc Mongeau, Chief Executive Officer, Canopy Growth. “We have long admired MTL and their approach to cannabis and business, and together we are Canada’s leading medical cannabis company, complemented by a strong and accelerating adult-use platform within the country. Today, we are better positioned to deliver higher-quality products, operate more efficiently, and scale strategically to meet growing demand in international markets.”

“At the heart of this next chapter are our people. We’re thrilled to welcome MTL employees to Canopy Growth. Your talent and dedication make this company exceptional, and we’re excited to move forward together,” continued Mr. Mongeau.

“We’re proud to join Canopy Growth and begin this next phase as one team,” said Richard Clément, Co-Founder and former Chief Cultivation Officer, MTL Cannabis.

“MTL was built on disciplined operations and a relentless focus on quality. With Canopy Growth’s scale and reach, we can continue to bring high-quality product to more medical patients and adult-use consumers in Canada and internationally,” added Mike Perron, Chief Operating Officer, Canopy Growth, and former Chief Executive Officer, MTL Cannabis.

Effective upon closing of the Arrangement, key members of MTL have joined the Canopy Growth leadership team. The combined team, listed below, strengthens operational depth and positions the Company for consistent execution and scalable growth:

•	Luc Mongeau, Chief Executive Officer
•	Tom Stewart, Chief Financial Officer
•	Christelle Gedeon, Chief Business Development & Corporate Affairs Officer
•	Michael Perron, Chief Operating Officer
•	Chrissy McHardy, Senior Vice President, Human Resources
•	Andrew Bevan, Senior Vice President, Medical Sales
•	Jürgen Bickel, Managing Director and Co-Founder of Storz & Bickel GMBH

In addition, MTL co-founders Richard Clément and Michel Clément will serve as strategic advisors to the Company, supporting integration and cultivation. With the transaction now complete, Canopy Growth has commenced integration of MTL’s cultivation and post-harvest operations into its supply chain.

Strategic Benefits

Strengthens leadership in Canadian medical cannabis and market share position

MTL’s patient network, Canada House clinics, and ABBA Medix online channel cement Canopy Growth in the #1 market share position by revenue1 and expands Canopy Growth’s ability serve patients nationwide.

Enhances flower supply for Canadian and international markets

Integrating MTL’s cultivation and post-harvest assets, strengthens access to consistent, high-quality flower to support demand in Canada and international medical markets, including Europe.

Deepens Québec presence and strengthens adult-use positioning

Expands Canopy Growth’s operational footprint in Québec, Canada’s second-largest cannabis market, through MTL’s cultivation facilities and portfolio of high-quality flower and hash products.

Improves competitive positioning across core adult-use categories

MTL’s strong brand portfolio and proven performance in upper-mainstream flower and pre-rolls supports broader distribution, improved shelf presence, and stronger execution across key provinces.

Accretive, cash-generating business enables earnings growth

MTL is a profitable, cash-generating business that operates with strong cost discipline. This transaction is expected to accelerate margin and establishes a path toward EBITDA improvement supporting the Company’s focus on sustainable profitability.

Strengthens operational capabilities through retention of key MTL leadership

Retention of MTL’s leadership, including Mike Perron as Chief Operating Officer, and Richard Clément and Michel Clément in strategic consulting roles, adds deep expertise in cultivation, genetics, and facility operations.

1 Based on internal calculations using publicly available financial statements for the quarter ending December 31, 2025.

Transaction Details

As a result of the Arrangement, MTL Cannabis has become a wholly-owned subsidiary of Canopy Growth and the MTL Shares are anticipated to be de-listed from the Canadian Securities Exchange (the “CSE”) on or about March 16, 2026.

Pursuant to the Arrangement, the Company has acquired 100% of the issued and outstanding MTL Shares. MTL shareholders are entitled to receive 0.32 of a Canopy Growth common share (each whole share, a “Canopy Growth Share”) and $0.144 in cash in exchange for each MTL Share held immediately prior to closing of the Arrangement.

In aggregate, Canopy Growth issued approximately 41.2 million Canopy Growth Shares and made a cash payment of approximately $18.5 million pursuant to the Arrangement to Odyssey Trust Company in trust for MTL shareholders as consideration for their MTL Shares. In addition, 2,956,391 Canopy Growth Shares were issued under the Arrangement to certain former shareholders (the “MC Shareholders”) of Montreal Cannabis Medical, Inc. (“MC”) in exchange for a release of all prior obligations owing to the former MC Shareholders in connection with MTL’s prior acquisition of MC. The Canopy Growth Shares issued to the MC Shareholders are subject to an 18-month restriction on transfer.

In order to receive Canopy Growth Shares and the cash consideration in exchange for MTL Shares, registered shareholders of MTL Cannabis must complete, sign, date and return the letter of transmittal that was previously mailed by MTL to each MTL shareholder prior to closing. Canopy Growth Shares issued as partial consideration for MTL Shares may be subject to withholdings. The letter of transmittal is also available under MTL’s profile on SEDAR+ at www.sedarplus.ca. MTL shareholders whose MTL Shares were registered in the name of a broker, investment dealer, bank, trust company, trust or other intermediary or nominee should contact such nominee for instructions and assistance in receiving their Canopy Growth Shares and cash consideration.

Further details regarding the Arrangement are set out in the management information circular of MTL Cannabis dated January 15, 2026, a copy of which can be found under MTL Cannabis’ profile on SEDAR+ at www.sedarplus.ca. A copy of the early warning report of Canopy Growth in connection with the acquisition of the MTL Shares will be filed under MTL Cannabis’ profile on SEDAR+ and can be obtained by contacting Canopy Growth at invest@canopygrowth.com.

Advisors and Counsel

Canaccord Genuity Corp. acted as exclusive financial advisor to Canopy Growth. Cassels Brock & Blackwell LLP and Paul Hastings LLP acted as legal counsel to the Company.

Haywood Securities Inc. acted as exclusive financial advisor to the special committee of the board of directors of MTL and provided a fairness opinion to such special committee. Farris LLP acted as legal counsel to MTL Cannabis.

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More Information:

Canopy Growth Contacts

Media Contact:

media@canopygrowth.com

Investor Contact:

invest@canopygrowth.com

MTL Cannabis Contacts

Michael Perron

investors@mtlcannabis.ca

About Canopy Growth

Canopy Growth is a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to consumers, Canopy Growth delivers innovative products from owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space, and Claybourne, as well as category defining vaporization devices by Storz & Bickel. In addition, Canopy Growth serves medical cannabis patients globally with principal operations in Canada, Europe and Australia.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”). Canopy USA’s portfolio includes ownership of Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with operations throughout the U.S. Northeast and Midwest, as well as ownership of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC, a leading North American edibles brand, and majority ownership of Lemurian, Inc., a California-based producer of high-quality cannabis extracts and clean vape technology.

At Canopy Growth, we’re shaping a future where cannabis is embraced for its potential to enhance well-being and improve lives. With high-quality products, a commitment to responsible use, and a focus on enhancing the communities where we live and work, we’re paving the way for a better understanding of all that cannabis can offer.

For more information visit www.canopygrowth.com

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

About MTL Cannabis

MTL Cannabis Corp. is the parent company of MC, a licensed producer operating from a 76,000 sq ft licensed indoor grow facility in Pointe-Claire, Québec; Abba Medix Corp., a licensed producer in Pickering, Ontario that operates a leading medical cannabis marketplace; IsoCanMed Inc., a licensed producer in Louiseville, Québec growing best-in-class indoor cannabis, in its 64,000 sq. ft. production facility; and Canada House Clinics Inc., operating clinics across Canada that work directly with primary care teams to provide specialized cannabinoid therapy services to patients suffering from simple and complex medical conditions.

As a flower-first company built for the modern street, MTL Cannabis uses proprietary hydroponic growing methodologies supported by handcrafted techniques to produce products that are truly craft for the masses. MTL Cannabis focuses on craft quality cannabis products, including lines of dried flower, pre-rolls and hash marketed under the “MTL Cannabis”, “Low Key by MTL” and “R’Belle” brands for the Canadian market through nine distribution arrangements with various provincial cannabis distributors. MTL Cannabis has also developed several export channels for bulk and unbranded Good Agricultural and Collection Practice quality cannabis.

For further information, please visit www.mtlcorp.ca/ or the Company’s public filings at www.sedarplus.ca

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth, MTL or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this press release. Examples of such statements include statements with respect to the anticipated benefits of the Arrangement, the anticipated date that the MTL Shares will be delisted from the CSE, the estimated potential synergies as a result of the Arrangement and the filing of an early warning report by Canopy Growth on MTL’s SEDAR+ profile. Certain of the forward-looking statements contained herein concerning the industries in which Canopy Growth and MTL conduct business are based on estimates prepared using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which management of Canopy Growth and MTL believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which Canopy Growth and MTL conduct business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including risks relating to the dilutive impact of the Arrangement and future resales of Canopy Growth Shares in the public market by former MTL Shareholders, which may negatively affect the stock price of Canopy Growth Shares, the prompt and effective integration of Canopy Growth’s and MTL’s businesses and the ability to achieve the anticipated synergies contemplated by the Arrangement; inherent uncertainty associated with financial or other projections; risks related to the value of Canopy Growth Shares issued pursuant to the Arrangement; the diversion of management time and attention on integration matters; risks relating to the overall macroeconomic environment, which may impact customer spending, costs and margins, including tariffs (and related retaliatory measures); the levels of inflation, and interest rates; expectations regarding future investment, growth and expansion of Canopy Growth’s and MTL’s operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; additional dilution; political risks and risks relating to regulatory change, including with respect to reimbursement rates in the medical cannabis market; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws, regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy Growth filed with Canadian securities regulators and available under Canopy Growth’s profile on SEDAR+ at www.sedarplus.ca and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Company’s Form 10-Q for the quarterly period ended December 31, 2025, and in the public filings of MTL filed with Canadian securities regulators and available under MTL’s profile on SEDAR+ at www.sedarplus.ca.

In respect of the forward-looking statements and information concerning the anticipated benefits of the Arrangement, Canopy Growth and MTL have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although Canopy Growth and MTL believe that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this press release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Canopy Growth and MTL have attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this press release are made as of the date of this press release and Canopy Growth and MTL do not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this press release are expressly qualified by this notice regarding forward-looking statements.

MTL Cannabis has prepared its financial statements in accordance with international financial reporting standards (“IFRS”) whereas Canopy Growth prepares its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). There are differences in the reporting frameworks between IFRS and U.S. GAAP and accordingly, the financial statements of MTL Cannabis may not be comparable with those of Canopy Growth.